UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2013

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 8, 2013, Boston Scientific Corporation (the “Company”) entered into an Underwriting Agreement (as supplemented by the Terms Agreement, also dated August 8, 2013, the “Underwriting Agreement”) among the Company and Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named in the Underwriting Agreement (the “Underwriters”), in connection with the Company’s previously announced pricing of $1.05 billion in aggregate principal amount of senior notes.  Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase $600,000,000 in aggregate principal amount of the Company’s 2.650% Senior Notes due 2018 (the “2018 Notes”) and $450,000,000 in aggregate principal amount of the Company’s 4.125% Senior Notes due 2023 (the “2023 Notes,” and together with the 2018 Notes, the “Notes”) under the Company’s shelf registration statement.  The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Company will pay interest on the Notes on April 1 and October 1 of each year, beginning April 1, 2014.  The Company may redeem the Notes prior to maturity at its option at any time, in whole or in part, from time to time.  In the case of the 2018 Notes, the redemption price will be the greater of the principal amount of Notes to be redeemed and the applicable redemption price set forth in the 2018 Notes, plus accrued and unpaid interest, if any, to, but not including, the redemption date.  In the case of the 2023 Notes, (i) at any time prior to July 1, 2023 (which is the date that is three months prior to the maturity date of the 2023 Notes), the redemption price will be the greater of 100% of the principal amount of the Notes to be redeemed and the applicable redemption price set forth in the 2023 Notes, plus accrued and unpaid interest, if any, to, but not including, the redemption date and (ii) at any time on or after July 1, 2023, (which is the date that is three months prior to the maturity date of the 2023 Notes), the redemption price will be equal to 100% of the principal amount of the Notes to be redeemed, plus, accrued and unpaid interest, if any, to, but not including, the redemption date.

Upon the occurrence of a Change of Control Repurchase Event (as defined in the Notes), the Company will be required to make an offer to repurchase all of the Notes then outstanding at a repurchase price equal to 101% of their principal amount, plus accrued and unpaid interest (if any) to the date of repurchase.

The Notes will be senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness. The Notes will rank senior in right of payment to any existing and future indebtedness of the Company that is subordinated to the Notes.  The Notes will not be entitled to the benefit of any sinking fund.

The Notes were issued pursuant to an indenture dated as of May 29, 2013 between the Company and U.S. Bank National Association, as trustee (the “Indenture”). The Indenture contains covenants that restrict the Company’s ability, with certain exceptions, to (i) merge or consolidate with another entity or transfer all or substantially all of its property and assets, and (ii) incur liens. These covenants are subject to important exceptions and qualifications, as described in the Indenture. The Indenture also provides for customary events of default.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes are summaries and are qualified in their entirety by reference to such documents, which are filed herewith as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and all of which are incorporated herein by reference.

ITEM 7.01                                  REGULATION FD DISCLOSURE

The Company issued a press release on August 13, 2013, a copy of which is furnished as Exhibit 99.1.

ITEM 8.01                                  OTHER EVENTS

On August 13, 2013, the Company completed the offering of the Notes under its shelf registration statement.  The net proceeds from the offering of the Notes, after deducting underwriting discounts and estimated offering expenses, were approximately $1.04 billion.  The Company previously announced that it intends to use the net proceeds from the offering, together with borrowings under its term loan facility, to redeem all or a portion of its (i) 5.450% notes due June 15, 2014, of which $600 million aggregate principal amount was outstanding as of August 13, 2013 (the “June 2014 Notes”), and (ii) 4.500% notes due January 15, 2015, of which $850 million aggregate principal amount was outstanding as of August 13, 2013 (the “January 2015 Notes”) and to pay related fees, expenses and premiums.  Following the completion of the offering, on August 13, 2013 the

Company provided the trustee with redemption notices to redeem all of the June 2014 Notes and January 2015 Notes on September 12, 2013.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit No.	Description

1.1*

Underwriting Agreement, dated August 8, 2013, as supplemented by the Terms Agreement, dated August 8, 2013, among Boston Scientific Corporation and Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1

Indenture dated as of May 29, 2013, between Boston Scientific Corporation and U.S. Bank National Association, as trustee (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Commission File No. 333-188918) filed on May 29, 2013 and incorporated herein by reference).

4.2*	2.650% Senior Notes due 2018.

4.3*	4.125% Senior Note due 2023.

5.1*	Opinion dated August 13, 2013 of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

99.1**	Press release issued August 13, 2013.

* document filed with this report
** document furnished with this report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2013	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Robert J. Castagna
Robert J. Castagna
Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1*

Underwriting Agreement, dated August 8, 2013, as supplemented by the Terms Agreement, dated August 8, 2013, among Boston Scientific Corporation and Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1

Indenture dated as of May 29, 2013, between Boston Scientific Corporation and U.S. Bank National Association, as trustee (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Commission File No. 333-188918) filed on May 29, 2013 and incorporated herein by reference).

4.2*	2.650% Senior Notes due 2018.

4.3*	4.125% Senior Note due 2023.

5.1*	Opinion dated August 13, 2013 of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

99.1**	Press release issued August 13, 2013.

* document filed with this report
** document furnished with this report